Province of British Columbia

Ministry of Finance and Corporate Relations

Corporate and Personal

Property Registries

940 Blanshard Street

Victoria

British Columbia

V8W3E6

Exhibit 1.3

File Number:  549708

CUSIL VENTURE CORPORATION

I   hereby   certify  that  the   documents   attached   hereto   are   copies   of documents filed with the Registrar of Companies on September 05, 1997

JOHN S. POWELL Registrar of Companies

COMPANY ACT

FORM1

MEMORANDUM

I wish to be formed into a company with limited liability under the British Columbia Company Act in pursuance of this Memorandum.

1.         The name of the Company is "CUSIL VENTURE CORPORATION"

2.         The authorized capital of the Company consists of 100,000,000 common shares without par value.

3.         I agree to take the number, kind and class of shares in the Company set opposite my name.

FULL NAME, RESIDENT ADDRESS AND OCCUPATION OF SUBSCRIBER

NUMBER AND KIND AND CLASS OF SHARES TAKEN BY SUBSCRIBER

One (1) Common Share

Eugene NC Larabie

332 St. Patrick Avenue

North Vancouver, British Columbia

V7L 4S9

Professional Engineer

One (1) Common Share

TOTAL SHARES TAKEN:

DATED at Vancouver, British Columbia this 3rd day of September, 1997.

C:\Windows\Winword\Pubco\Cusi! Venture Corporation\Corporat,e\Incorporation\Memol .Doc

COMPANYACT

ARTICLES

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CUSIL VENTURE CORPORATION

COMPANY ACT

ARTICLES

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Cusil Venture Corporation

PART I

1.0

INTERPRETATION

1.1

Definitions.    In these Articles, unless the context otherwise requires:

(a)

"board of directors" or "board" or "the directors" means the directors or the sole director of the Company for the time being;

(b)

"Company Act" means the Company Act of the Province of British Columbia from time to time in force and all amendments thereto and includes all regulations and amendments thereto;

(c)

"Registered Address" of a member means his address as recorded in the register of members to be kept pursuant to the Company Act;

(d)

"Registered Address" of a director means his address as recorded in the register of directors to be kept pursuant to the Company Act.

1.2

Expressions Referring to Writing. Expressions referring to writing shall be construed as including references to printing, lithography, typewriting, photography and other modes of representing or producing words in a visible and durable form.

1.3

Expressions Referring to Signing. Expressions referring to signing or consenting to in writing shall be construed as including facsimile, printed or mechanically-reproduced signatures and the receipt of messages by any method of transmitting writing and indicating thereon that the requisite instrument is signed, notwithstanding that no actual original or copy of an original signature appears thereon.

1.4

Construction of Words. Words importing the singular include the plural and vice versa, and words importing a male person include a female person and a corporation.

1.5

Interpretation Act Applicable. The rules of construction contained in the
Interpretation Act shall apply, with the necessary changes and so far as applicable, to the interpretation of these Articles.

1.6

Company Act Definitions Applicable. The definitions contained in the Company Act shall, with the necessary changes and so far as applicable, apply to these Articles.

PART 2

2.0

SHARES AND SHARE CERTIFICATES

2.1

Form of Certificates. Every share certificate issued by the company shall be in such form as the directors approve and shall comply with the Company Act.

2.2

Delivery of Certificates. Any share certificate may be mailed by registered mail, postage prepaid, to the member entitled thereto at his registered address and the company shall not be liable for any loss occasioned to the member if that share certificate is lost or stolen. In respect of a share held jointly by several persons, delivery of a certificate for that share to one of several joint holders or to his duly authorized agent shall be sufficient delivery to all.

2.3

Replacement of Lost or Defaced Certificates. If a share certificate:

(a)

is worn out or defaced, the directors shall, upon production to them of that certificate and upon such other terms, if any, as they may think fit, order the certificate to be cancelled and may issue a new certificate in lieu thereof;

(b)

is lost, stolen or destroyed, then upon proof thereof to the satisfaction of the directors and upon such indemnity and security therefor, if any, as the directors deem adequate being given, a new share certificate in place thereof shall be issued to the person entitled to the lost, stolen or destroyed certificate;

(c)

represents more than one share and the registered owner thereof surrenders it to the company with a written request that the company issue, registered in his name, two or more certificates each representing a specified number of shares and in the aggregate representing the same number of shares as the certificate so surrendered, the company shall cancel the certificate so surrendered and issue in place thereof certificates in accordance with the request.

2.4

Consolidation of Certificates. If two or more certificates are surrendered by the registered owner thereof to the company together with a written request that the company issue one certificate registered in his name representing the aggregate of the shares represented by the certificates so surrendered, the company shall cancel the certificates so surrendered and issue in place thereof one certificate in accordance with the request.

2.5

Fee for Certificates. There shall be paid to the company in respect of the issue of any certificate pursuant to Articles 2.3 and 2.4 hereof such sum, if any, as the directors may from time to time prescribe.

2.6

Recognition of Trusts. Except as required by law or statute or these Articles, no person shall be recognized by the company as holding any share upon any trust and the company shall not be bound by or compelled in any way to recognize (even when having notice thereof)
any equitable, contingent, future or partial interest in any share or any interest in a fractional part of a share or (except only as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the member.

PART 3

3.0

ALLOTMENT AND ISSUE OF SHARES

3.1

Authority of Directors. Subject to the requirements of the Company Act with respect to pro rata offerings (if applicable) and otherwise and subject to any direction to the contrary contained in a resolution passed at a general meeting authorizing any increase of capital, the allotment and issue of shares, whether in the original or any increased capital of the company, shall be under the control of the directors who may allot, otherwise dispose of or grant options on shares authorized but not yet allotted at any time, to any person including a director, in the manner, upon the terms and conditions and at a price or for the consideration as the directors, in their absolute discretion, may determine.

3.2

Commissions and Brokerage. The directors may pay a commission or allow a discount to any person in consideration of his subscribing or agreeing to subscribe, whether

GODINHO, SINCLAIR

absolutely or conditionally, for any shares in the company or procuring or agreeing to procure subscriptions, whether absolutely or conditionally, for any shares in the company, provided that the rate of the commission or discount shall not in the aggregate exceed 25% of the subscription price of those shares or an equivalent to that percentage. The directors may also pay such brokerage as may be lawful,

3.3

Conditions of Issue. No share may be issued until it is fully paid and the company shall have received the full consideration therefor in cash, property or past services actually performed for the company. The value of property or services for the purpose of this Article shall be an amount determined by the directors to be, in all circumstances of the transaction, no greater than the fair market value thereof.

PART 4

4.0

SHARE TRANSFERS

4.1

Transferability and Instrument of Transfer. Subject to the restrictions, if any, set forth in these Articles or in the Memorandum of the company, any member may transfer his shares by instrument in writing executed by or on behalf of that member and delivered to the company or its transfer agent. The instrument of transfer of any share of the company shall be in the form, if any, provided on the back of the company's form of share certificate or in any other form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of share.

4.2

Submission of Instruments of Transfer. Every instrument of transfer shall be executed by the transferor and left at the registered office of the company or at the office of its transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent or registrar may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer where the transfer is registered shall be retained by the company or its transfer agent or registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing it together with the share certificate which accompanied it when tendered for registration.

4.3

Authority in Instrument of Transfer. The signature of a member or of his duly authorized attorney on the instrument of transfer constitutes an authority to the company to register the shares specified in the instrument of transfer as transferee or if no person is so named, then in any name designated in writing by the person depositing the share certificate and the instrument of transfer with the company or its transfer agent or registrar.

4.4

Inquiry as to Title Not Required. Neither the company nor any of its directors, officers or agents shall be bound to inquire into any title of the transferee of any shares to be transferred and none of them shall be liable to any person for registering the transfer.

4.5

Transfer Fee. There shall be paid to the company in respect of the registration of any transfer such sum, if any, as the directors may from time to time prescribe.

4.6

Registers of Members, Transfers and Allotments. The company shall keep or cause to be kept a register of members, a register of transfers and a register of allotments within
British Columbia, all as required by the Company Act, and may combine one or more of such registers. If the company's capital shall consist of more than one class of shares, a separate register of members, register of transfers and register of allotments may be kept in respect of each class of shares. The directors on behalf of the company may appoint a trust company to keep the register of members, register of transfers and register of allotments or, if there is more than one class of shares, the directors may appoint a trust company, which need not be the same

GODINHO, SINCLAIR

trust company, to keep the register of members, the register of transfers and the register of allotments for each class of shares. The directors on behalf of the company may also appoint one or more trust companies, including the trust company which keeps the said registers of its shares or of a class thereof, as transfer agent for its shares or such class thereof, as the case may be, and the same or other trust company or companies as registrar for its shares or such class thereof, as the case may be. The directors may terminate the appointment of any such trust company at any time and may appoint another trust company in its place.

4.7

Branch Registers. Unless prohibited by the Company Act, the company may keep or cause to be kept one or more branch registers of members at such place or places as the directors may from time to time determine.

PARTS

5.0

TRANSMISSION OF SHARES

5.1

Personal Representative Recognized on Death. In the case of the death of a member, the survivor or survivors where the deceased was a joint registered holder, and the legal personal representative of the deceased where he was the sole holder, shall be the only persons recognized by the company as having any title to his interest in the shares. Before recognizing any legal personal representative the directors may require him to deliver to the company, the original or a court-certified copy of a grant of probate or letters of administration in British
Columbia or such other evidence and documents as the directors consider appropriate in order to establish the right of the personal representative to such title to the interest in the shares of the deceased member.

5.2

Death or Bankruptcy. Upon the death or bankruptcy of a member, his personal representative or trustee in bankruptcy, although not a member, shall have the same rights, privileges and obligations that attach to the shares formerly held by the deceased or bankrupt member if the documents required by the Company Act shall have been deposited with the company. This Article does not apply on the death of a member with respect to shares registered in his name and the name of another person in joint tenancy.

5.3

Persons in Representative Capacity. Any person who becomes entitled to a share in consequence of the death or bankruptcy of a member shall, upon such documents and evidence being produced to the company as the Company Act requires, or who becomes entitled to a share as a result of an order of a court of competent jurisdiction or a statute, has the right either to be registered as a member in his representative capacity in respect of such share or, if he is a personal representative or trustee in bankruptcy, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the directors shall, as regards a transfer by a personal representative or trustee in bankruptcy, have the same right, if any, to decline or suspend registration of a transferee as they would have in the case of a transfer of a share by the deceased or bankrupt person before the death or bankruptcy.

PART 6

6.0

ALTERATION OF CAPITAL

6.1

Ordinary Resolution Required. The company may by ordinary resolution amend its Memorandum to increase the authorized capital of the company by:

(a)

creating shares with par value or shares without par value, or both;

(b)

increasing the number of shares with par value or shares without par value, or both; or

GODINHO, SINCLAIR

(c)

increasing the par value of a class of shares with par value, if no shares of that class are issued.

6.2

Other Capital Alterations. The company may by special resolution alter its
Memorandum to subdivide, consolidate, change from shares with par value to shares without par value, or from shares without par value to shares with par value, or change the designation of, all or any of its shares but only to such extent, in such manners and with such consents of members holding a class of shares which is the subject of or affected by such alteration, as the Company
Act provides.

6.3

Creation, Variation and Abrogation of Special Rights and Restrictions.    The

company may alter its Memorandum or these Articles:

(a)

by special resolution, to create, define and attach special rights or restrictions to any snares; and

(b)

by special resolution and by otherwise complying with any applicable provision of its
Memorandum or these Articles, to vary or abrogate any special rights and restrictions attached to any shares, and in each case by filing a certified copy of such resolution with the registrar, but no right or special right attached to any issued shares shall be prejudiced or interfered with unless all members holding shares of each class whose right or special right is so prejudiced or interfered with consent thereto in writing, or unless a resolution consenting thereto is passed at a separate class meeting of the holders of the shares of each such class by a majority of three-fourths, or such greater majority as may be specified by the special rights attached to the class of shares, of the issued shares of such class.

6.4

Consent to Class Required. Notwithstanding such consent in writing or such resolution, no such alteration shall be valid as to any part of the issued shares of any class unless the holders of the rest of the issued shares of such class either all consent thereto in writing or consent thereto by a resolution passed by the votes of members holding three-fourths of the rest of such shares.

6.5

Special Rights of Conversion. If the company is or becomes a reporting company, no resolution to create, vary or abrogate any special right of conversion attaching to any class of shares shall be submitted to any meeting of members unless, if so required by the Company Act, the Executive Director of the British Columbia Securities Commission shall have consented to the resolution.

6.6

Class Meetings of Members. Unless these Articles otherwise provide, the provisions of these Articles relating to general meetings shall apply, with the necessary changes and so far as they are applicable, to a class meeting of members holding a particular class of shares but the quorum at a class meeting shall be one person holding or representing by proxy one-third of the shares affected.

PART 7

7.0     PURCHASE AND REDEMPTION OF SHARES

7.1

Company Authorized to Purchase Its Shares. Subject to the provisions of the
Company Act with respect to pro rata purchase and to the special rights and restrictions attached to any class of shares, the company may, by a resolution of the directors, purchase any of its shares at the price and upon the terms specified in that resolution. The company may, by a resolution of the directors, sell any of its shares so purchased at the price and upon the terms

GODINHO, SINCLAIR

specified in that resolution. The company may, by a resolution of the directors, surrender by way of gift any of its shares purchased by the company.

7.2

Redemption of Shares. If the company proposes, at its option, to redeem some but not all of the shares of any class, the directors may, subject to the special rights attached to any class of shares, decide the manner in which the shares to be redeemed shall be selected, and such shares need not be redeemed pro rata.

PARTS

8.0

BORROWING POWERS

8.1

Powers of Directors. The directors may from time to time at their discretion authorize the company to:

(a)

borrow any sum of money;

(b)

guarantee  the  repayment  of any  sum  of money  borrowed  by   any  person  or
corporation; and

(c)

guarantee the performance of any obligation of any person or corporation;

and may raise or secure the repayment of any sum of money so borrowed or guaranteed or any obligation so guaranteed in any manner and upon any terms and conditions as they may think fit and in particular and without limiting the generality of the foregoing by the issue of bonds, debentures or other debt obligations or by the granting of any mortgages or other security on the undertaking or whole or any part of the property of the company, both present and future.

8.2

Negotiability of Debt Obligations. The directors may make any bonds, debentures or other debt obligations issued by the company by their terms assignable free from any equities between the company and the person to whom they may be issued or any other person who lawfully acquires them by assignment, purchase or otherwise.

8.3

Special Rights on Debt Obligations. The directors may authorize the issue of any bonds, debentures or other debt obligations of the company at a discount, premium or otherwise and with special or other rights or privileges as to redemption, surrender, drawings, allotment of or conversion into or exchange for shares, attending at general meetings of the company and otherwise as the directors may determine at or before the time of issue.

PART 9

9.0

GENERAL MEETINGS

9.1

Time and Place. Every general meeting shall be held at such time and place as the directors may determine.

9.2

Classification of General Meetings. Every general meeting, other than the annual general meeting, shall be called an extraordinary general meeting.

9.3

Calling of Meetings. The directors may whenever they think fit convene an extraordinary general meeting.

9.4

Notice Period. Not less than twenty-one (21) days notice shall be given of a general meeting of the company. If the company is or becomes a reporting company, advance notice of a

GODINHO, SINCLAIR

general meeting at which directors are to be elected shall be published in the manner required by the Company Act.

9.5

Notice of General Meetings. Notice of a general meeting shall specify the time and place of the meeting and in case of special business the general nature of that business. The accidental omission to give notice of any meeting to or the non-receipt of any such notice by any person as may by law or under these Articles be entitled to that notice shall not invalidate any proceedings at that meeting.

9.6

Waiver of Notice. Members entitled to notice of a general meeting may waive the requirements of notice convening the meeting by unanimous consent in writing and may do so before, during or after the meeting.

9.7

Notice of Special Business at General Meeting. If any special business includes the presenting, considering, approving, ratifying or authorizing the execution of any document, then the portion of any notice relating to that document is sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at a place in the Province of British Columbia specified in that notice during business hours in any working day or days prior to the date of the meeting.

9.8

Record Date. The directors may fix in advance a date, which shall not be more than the maximum number of days permitted by the Company Act preceding the date of any meeting of members or of any class thereof or of the proposed taking of any other proper action requiring the determination of members, as the record date for the determination of the members entitled to notice of, or to attend and vote at any such meeting and any adjournment thereof, or for any other proper purpose and, in such case, notwithstanding anything elsewhere contained in these
Articles, only members of record on the date so fixed shall be deemed to be members for the purposes aforesaid.

9.9

No Closure of Register of Members. Where no record date is so fixed for the determination of members as provided in the preceding Article the date on which the latest notice is mailed, delivered or sent by any method of transmitting legibly recorded written messages shall be the record date for such determination.

PART 10

10.0

PROCEEDINGS AT GENERAL MEETINGS

10.1

Special Business. All business at a general meeting shall be deemed to be special business except the consideration of the financial statements and the reports of the directors and auditors, the election of directors, the appointment of the auditors and such other business as under these Articles ought to be transacted at an annual general meeting or any business which is brought under consideration by the report of the directors.

10.2

Quorum. Save as provided in Article 10.4 a quorum for a general meeting shall be two individuals who are members, proxy holders representing members or duly authorized representatives of corporate members personally present. Notwithstanding the foregoing, if the company has only one member the quorum shall be one person present and being or representing by proxy such members. The directors, the secretary, or, in his absence, an assistant secretary, and the solicitor of the company shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he shall be a member or proxy holder entitled to vote thereat.

10.3

Requirement of Quorum. No business other than the election of a chairman and the adjournment or termination of the meeting shall be transacted at any general meeting unless a

GODINHO, SINCLAIR

quorum is present at the commencement of the meeting but the quorum need not be present throughout the meeting.

10.4

Lack of Quorum. If within one-half hour from the time appointed for a meeting a quorum is not present, the meeting:

(a)

if convened by requisition of the members, shall be terminated; and

(b)

in any other case, shall stand adjourned to the same day in the next week at the same time and place.

If at the adjourned meeting a quorum is not present within one-half hour from the time appointed, the member or members present in person, by proxy or by authorized representative shall be a quorum.

10.5

Chairman. The chairman of the board, if any, or in his absence the president shall be entitled to act as chairman at every general meeting. If at any general meeting the chairman of the board, if any, and the president are not present within 15 minutes after the time appointed for holding the meeting or if neither is willing to act as chairman, the directors present shall choose one of their number to act as chairman. If no director is present or if all the directors present decline to act as chairman or fail to so choose, the persons present entitled to vote shall choose one of their number to act as chairman.

10.6

Adjournments. The chairman of the meeting may with the consent of any meeting at which a quorum is present and shall if so directed by the meeting adjourn the meeting from time to time and from place to place. No business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. If a meeting is adjourned for thirty (30) days or more, notice (but not advance notice under Article
9.4) of the adjourned meeting shall be given as in the case of a general meeting. Save as aforesaid it shall not be necessary to give any notice of an adjourned meeting or of the business to be transacted at any adjourned meeting.

10.7

Decisions by Show of Hands or Poll. Every question submitted to a general meeting shall be decided on a show of hands unless a poll is, before or on the declaration of the result of the show of hands, directed by the chairman or demanded by a member entitled to vote who is present in person, by proxy or by authorized representative. In the case of an equality of votes upon a resolution, the resolution shall be deemed to have been lost. The chairman shall declare to the meeting the decision on every question in accordance with the result of the show of hands or the poll and that decision shall be entered in the minute book of the company. A declaration by the chairman that a resolution has been carried or carried unanimously or by a particular majority or lost or not carried by a particular majority and an entry to that effect in the minute book of the company shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against that resolution.

10.8

Resolution Need Not be Seconded. No resolution proposed at a meeting need be seconded and the chairman of any meeting shall be entitled to move or second a resolution.

10.9

No Casting Vote. In case of an equality of votes upon a resolution, the chairman shall not, either on a show of hands or on a poll, have a casting vote in addition to the vote or votes to which he may be entitled as a member.

10.10

Manner of Taking Poll. Subject to Article 10.12, if a poll is duly demanded it shall be taken at once or in the manner and at the time, within seven (7) days from the date of the meeting, and place as the chairman of the meeting shall direct. The result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded. A demand for a poll

GODINHO, SINCLAIR

may be withdrawn. In the case of any dispute as to the admission or rejection of a vote the chairman shall conclusively determine whether that vote shall be admitted or rejected.

10.11

Splitting Votes. On a poll a member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

10.12

Demand for Poll on Adjournment. A poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

10.13

Demand for Poll Not to Prevent Continuance of Meeting. The demand for a poll shall not prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded.

10.14

Meetings by Conference Telephone. General meetings may be held by means of conference telephones or other communication facilities by means of which all members, proxy holders and duly authorized representatives of corporate members participating in the meeting can hear each other provided that all such persons agree to such participation.
Such persons participating in a general meeting in accordance with this Article shall be deemed to be present at the general meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat. A vote conducted verbally at such a general meeting shall be deemed to have been conducted by show of hands.

PART 11

11.0

VOTES OF MEMBERS

11.1

Number of Votes per Share or Member. Subject to any special rights or restrictions for the time being attached to any share contained herein or in the Memorandum of the company, on a show of hands every member present in person, by proxy or by authorized representative shall have one vote and on a poll every member entitled to vote on that poll shall have one vote for every share he holds.

11.2

Votes by Joint Holders. Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting in person, by proxy or by authorized representative in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting in person, by proxy or by authorized representative, the joint member so present whose name stands first on the register of members in respect of the share shall alone be entitled to vote in respect of that share. For the purpose of this
Article 11.2, several executors or administrators of a deceased member in whose sole name any share stands shall be deemed joint members.

11.3

Representative of a Corporate Member. A corporation, not being a subsidiary of the company, that is a member may vote by its proxy holder or by its duly authorized representative who is entitled to speak and vote and in all other respects exercise the rights of a member.

11.4

Appointment by Proxy Holders. A member holding more than one share in respect of which he is entitled to vote shall be entitled to appoint one or more proxy holders to attend, act and vote for him at the same general meeting and in so doing he shall specify the number of shares that each proxy holder shall be entitled to vote.

11.5

Execution of Proxy Instrument. A proxy or an instrument appointing a duly authorized representative of a corporation shall be in writing under the hand of the appointor or of his attorney or, if the appointor is a corporation, under the hand of a duly authorized officer or attorney of that corporation.

GODINHO, SINCLAIR

11.6

Qualification of Proxy Holder. Any person of full age may act as proxy holder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxy holder. The proxy may authorize the person so appointed to act as proxy holder for the appointor for the period, at any meeting or meetings and to the extent permitted by the
Company Act.

11.7

Deposit of Proxy. A proxy and the power of attorney or other authority, if any, under which it is signed or a notarially certified copy thereof shall be deposited at the registered office of the company or at such other place as is specified for that purpose in the notice calling the meeting not less than 48 hours before the time for holding the meeting at which the person named in the proxy proposes to vote or shall be deposited with the chairman prior to the commencement of the meeting. In addition to any other method of depositing proxies provided for in these Articles the directors may from time to time make regulations:

(a)

permitting the depositing of proxies at some place or places other than the place at which a meeting or adjourned meeting of members is to be held;

(b)

providing for particulars of those proxies to be delivered by any method of transmitting writing before a meeting or an adjourned meeting to the company or any agent of the company for the purpose of receiving those particulars; and

(c)

providing that particulars of those proxies may be voted as though the proxies themselves were produced to the chairman of the meeting or of the adjourned meeting as required by this Article 11.7.

Votes given in accordance with proxies and particulars of proxies so deposited shall be valid and counted.

11.8

Validity of Proxy Vote. A vote given in accordance with the terms of a proxy shall be valid notwithstanding the previous death, bankruptcy or insanity of the member or revocation of the proxy or of the authority under which the proxy was executed or the transfer of the share in respect of which the proxy is given, provided that prior to the meeting no notice in writing of the death, bankruptcy, insanity, revocation or transfer as aforesaid shall have been received at the registered office of the company or by the chairman of the meeting or of the adjourned meeting at which the vote was given.

11.9

Votes by Committee for a Member. A member of unsound mind entitled to attend and vote, in respect of whom an order has been made by any court having jurisdiction, may vote, whether on a show of hands or on a poll, by his committee, guardian, or other person in the nature of a committee or guardian appointed by that court, and any such committee, guardian, or other person may appoint a proxy holder.

11.10 Form of Proxy. Unless in the circumstances the Company Act requires any other form of proxy, a proxy appointing a proxy holder, whether for a specified meeting or otherwise, shall be in the following form or in any other form that the directors shall approve:

The undersigned hereby appoints _____________________________ of __

_________or failing him ____________of __________ as  proxy  holder for the undersigned to attend at and vote for and on behalf of the undersigned at the general meeting of the company to be held on the ________ day of ____________, 19__, and at any adjournment of that meeting.

GODINHO, SINCLAIR

Signed this ________ day of ___________, 19_

(Signature of Member)

11.11

Resolutions in Counterparts. Ordinary and special resolutions of the company consented to in writing by members of the company may be in counterparts each consented to in writing by one member or more than one member, which together shall be deemed to constitute one resolution.

PART 12

12.0

DIRECTORS

12.1

Number of Directors. The subscribers to the Memorandum of the company are the first directors. The directors to succeed the first directors may be appointed in writing by a majority of the subscribers to the Memorandum or at a meeting of the subscribers, or if not so appointed, they shall be elected by the members entitled to vote on the election of directors and the number of directors shall be the same as the number of directors so appointed or elected. The number of directors, excluding additional directors, may be fixed or changed from time to time by ordinary resolution, whether previous notice thereof has been given or not, but notwithstanding anything contained in these Articles the number of directors shall never be less than one or, if the company is or becomes a reporting company, less than three.

12.2

Remuneration and Expenses of Directors. The remuneration of the directors as such may from time to time be determined by the directors or, if the directors shall so decide, by the members. Such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the company as such who is also a director. The directors shall be repaid such reasonable travelling, hotel and other expenses as they incur in and about the business of the company and if any director shall perform any professional or other service for the company that in the opinion of the directors is outside the ordinary duties of a director or shall otherwise be specially occupied in or about the company's business, he may be paid a remuneration to be fixed by the board, or, at the option of such director, by the company in general meeting, and such remuneration may be either in addition to, or in substitution for any other remuneration that he may be entitled to receive. The directors on behalf of the company, unless otherwise determined by ordinary resolution, may pay a gratuity or pension or allowance on retirement to any director who has held any salaried office or place of profit with the company or to his spouse or dependants and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance.

12.3

Qualification of Directors. A director shall not be required to hold a share in the capital of the company as qualification for his office but shall be qualified as required by the
Company Act to become or act as a director.

PART 13

13.0

ELECTION AND REMOVAL OF DIRECTORS

13.1

Election at Annual General Meetings. At each annual general meeting of the company all the directors shall retire and the members entitled to vote thereat shall elect a board of directors consisting of the number of directors for the time being fixed pursuant to these
Articles. If the company is, or becomes, a company that is not a reporting company and the business to be transacted at any annual general meeting is consented to in writing by all the

GODINHO, SINCLAIR

members who are entitled to attend and vote thereat such annual general meeting shall be deemed for the purpose of this Part to have been held on such written consent becoming effective.

13.2

Eligibility of Retiring Director. A retiring director shall be eligible for re-election.

13.3

Continuance of Directors. Where the company fails to hold an annual general meeting in accordance with the Company Act, the directors then in office shall be deemed to have been elected or appointed as directors on the last day on which the annual general meeting could have been held pursuant to these Articles and they may hold office until other directors are appointed or elected or until the day on which the next annual general meeting is held.

13.4

Election of Less than Required Number of Directors. If at any general meeting at which there should be an election of directors, the places of any of the retiring directors are not filled by such election, such of the retiring directors who are not re-elected as may be requested by the newly elected directors shall, if willing to do so, continue in office to complete the number of directors for the time being fixed pursuant to these Articles until further new directors are elected at a general meeting convened for the purpose. If any such election or continuance of directors does not result in the election or continuance of the number of directors for the time being fixed pursuant to these Articles such number shall be fixed at the number of directors actually elected or continued in office.

13.5

Filling a Casual Vacancy. Any casual vacancy occurring in the board of directors may be filled by the remaining directors or director.

13.6

Additional Directors. Between successive annual general meetings the directors shall have power to appoint one or more additional directors but the number of additional directors so appointed shall not be more than one-third of the number of directors elected or appointed at the last annual general meeting at which directors were elected. Any director so appointed shall hold office only until the next following annual general meeting of the company, but shall be eligible for election at such meeting and so long as he is an additional director the number of directors shall be increased accordingly.

13.7

Alternate Directors. Any director may by instrument in writing delivered to the company appoint any person to be his alternate to act in his place at meetings of the directors at which he is not present unless the directors shall have reasonably disapproved the appointment of such person as an alternate director and shall have given notice to that effect to the director appointing the alternate director within a reasonable time after delivery of such instrument to the company. Every such alternate shall be entitled to notice of meetings of the directors, to attend and vote as a director at a meeting at which the person appointing him is not personally present, to sign consent resolutions pursuant to Article 16.9, and, if he is a director, to have a separate vote on behalf of the director he is representing in addition to his own vote. A director may at any time by original written instrument or any method of transmitting legibly recorded written messages delivered to the company revoke the appointment of any alternate appointed by him.
The remuneration payable to such an alternate shall be payable out of the remuneration of the director appointing him.

13.8

Termination of Directorship. The office of director shall be vacated if the director:

(a)

resigns his office by notice in writing delivered to the registered office of the company; or

(b)

is convicted of an indictable offence and the other directors shall have resolved to remove him; or

(c)

ceases to be qualified to act as a director pursuant to the Company Act.

GODINHO, SINCLAIR

13.9

Removal of Directors. The company may by special resolution remove any director before the expiration of his period of office and may by an ordinary resolution appoint another person in his stead.

PART 14

14.0

POWERS AND DUTIES OF DIRECTORS

14.1

Management of Affairs and Business. The directors shall manage, or supervise the management of, the affairs and business of the company and shall have the authority to exercise all such powers of the company as are not, by the Company Act or by the Memorandum or these
Articles, required to be exercised by the company by special resolution or ordinary resolution, subject, nevertheless, to these Articles and all laws affecting the company and to any regulations, not inconsistent with these Articles, made from time to time by ordinary resolution, but no such regulation shall invalidate any prior valid act of the directors.

14.2

Appointment of Attorney. The directors may from time to time by power of attorney or other instrument under the seal of the Company, appoint any person to be the attorney of the company for such purposes, and with such powers, authorities and discretions (not exceeding those vested in or exercisable by the directors under these Articles and excepting the powers of the directors relating to the constitution of the board and of any of its committees and the appointment or removal of officers and the power to declare dividends) and for such period, with such remuneration and subject to such conditions as the directors may think fit, and any such appointment may be made in favour of any of the directors or any of the members of the company or in favour of any corporation, or any of the members, directors, nominees or managers of any such corporation, firm or joint venture and any such power of attorney may contain such provisions for the protection or convenience of persons dealing with such attorney as the directors think fit. Any such attorney may be authorized by the directors to sub-delegate all or any of the powers, authorities and discretions for the time being vested in him.

PART 15

15.0

DISCLOSURE OF INTEREST OF DIRECTORS

15.1

Disclosure of Conflicting Interest. A director who is, in any way, directly or indirectly interested in an existing or proposed contract or transaction with the company or who holds any office or possesses any property whereby, directly or indirectly, a duty or interest might be created to conflict with his duty or interest as a director shall declare the nature and the extent of his interest in such contract or transaction or of the conflict or potential conflict with his duty and interest as a director, as the case may be, in accordance with the provisions of the
Company Act.

15.2

Voting and Quorum Re: Proposed Contract. A director shall not vote in respect of the approval of any such contract or transaction with the company in which he is interested and if he shall do so his vote shall not be counted, but he shall be counted in the quorum present at the meeting at which such vote is taken. This Article and Article 15.1 shall not apply in those circumstances where a director is, under the provisions of the Company Act, deemed not to be interested in a proposed contract or transaction.

15.3

Director May Hold Office or Place of Profit with Company. A director may hold any office or place of profit with the company (other than the office of Auditor of the company)
in conjunction with his office of director for such period and on such terms (as to remuneration or otherwise) as the directors may determine and no director or intended director shall be disqualified by his office from contracting with the company either with regard to his tenure of

GODINHO, SINCLAIR

any such other office or place of profit or as vendor, purchaser or otherwise, and subject to compliance with the provisions of the Company Act, no contract or transaction entered into by or on behalf of the company in which a director is in any way interested shall be liable to be voided by reason thereof nor shall any director so contracting or being so interested be liable to account to the company for any profit realized by any such contract or arrangement by reason of such director holding that office or of the fiduciary relation thereby established.

15.4

Director Acting in Professional Capacity. Subject to compliance with the provisions of the Company Act, a director or his firm may act in a professional capacity for the company (except as Auditor of the company) and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

15.5

Director Receiving Remuneration from Other Interest. A director may be or become a director or other officer or employee of, or otherwise interested in, any corporation or firm in which the company may be interested as a shareholder or otherwise, and, subject to compliance with the provisions of the Company Act, such director shall not be accountable to the company for any remuneration or other benefits received by him as director, officer or employee of, or from interest in, such other corporation or firm unless the company in general meeting otherwise directs.

PART 16

16.0

PROCEEDINGS OF DIRECTORS

16.1

Chairman and Alternate. The chairman of the board, if any, or in his absence, the president shall preside as chairman at every meeting of the directors, or if there is no chairman of the board or neither the chairman of the board nor the president is present within fifteen minutes of the time appointed for holding the meeting or is willing to act as chairman, or, if the chairman of the board, if any, and the president have advised the secretary that they will not be present at the meeting, the directors present shall choose one of their number to be chairman of the meeting.

16.2

Meetings. The directors may meet together for the dispatch of business, adjourn and otherwise regulate their meetings, as they think fit. Questions arising at any meeting shall be decided by a majority of votes. In case of an equality of votes the chairman shall not have a second or casting vote and the motion shall be deemed to have been lost. Meetings of the board held at regular intervals may be held at such place, at such time and upon such notice (if any) as the board may by resolution from time to time determine.

16.3

Meetings by Conference Telephone. A director may participate in a meeting of the board or of any committee of the directors by means of conference telephones or other communication facilities by means of which all directors participating in the meeting can hear each other provided that all such directors agree to such participation. A director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefor and be entitled to speak and vote thereat.

16.4

Notice of Meeting. A director may, and the secretary or an assistant secretary upon request of a director shall, call a meeting of the board at any time. Reasonable notice of such meeting specifying the place, day and hour of such meeting shall be given by mail, postage prepaid, addressed to each of the directors and alternate directors at his address as it appears on the books of the company or by leaving it at his usual business or residential address or by telephone, or any method of transmitting legibly recorded written messages. It shall not be necessary to give notice of a meeting of directors to any director or alternate director:

GODINHO, SINCLAIR

(a)

who is at the time not in the Province of British Columbia; or

(b)

if such meeting is to be held immediately following a general meeting at which such director shall have been elected or is the meeting of directors at which such director is appointed.

Accidental omission to give notice of a meeting to, or the non-receipt of notice of a meeting by, any director or alternate director shall not invalidate the proceedings at the meeting.

16.5

Waiver of Notice of Meetings. Any director of the company may file with the secretary a document executed by him waiving notice of any past, present or future meeting or meetings of the directors and may at any time withdraw such waiver with respect to meetings held thereafter. After filing such waiver with respect to future meetings and until such waiver is withdrawn no notice need be given to such director or, unless the director otherwise requires by notice in writing to the secretary, to his alternate director of any meeting of directors and all meetings of the directors so held shall be deemed not to be improperly called or constituted by reason of notice not having been given to such director or alternate director.

16.6

Quorum. The quorum necessary for the transaction of the business of the directors may be fixed by the directors and if not so fixed shall be two directors or alternate directors or, if the number of directors is fixed at one, shall be one director. If the number of directors is fixed at one then one director shall constitute a meeting.

16.7

Continuing Directors May Act During Vacancy. The continuing directors may act notwithstanding any vacancy in their body, but, if and so long as their number is reduced below the number fixed pursuant to these Articles as the necessary quorum of directors, the continuing directors may act for the purpose of increasing the number of directors to that number, or of summoning a general meeting of the company, but for no other purpose.

16.8

Validity of Acts of Directors. Subject to the provisions of the Company Act, all acts done by any meeting of the directors or of a committee of directors, or by any person acting as a director, shall, notwithstanding that it be afterwards discovered that there was some defect in the qualification, election or appointment of any such directors or of the members of such committee or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly elected or appointed and was qualified to be a director.

16.9

Resolution in Writing Effective. A resolution consented to in writing by each director or his alternate shall be as valid and effectual as if it had been passed at a meeting of the directors duly called and held. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the directors and shall be effective on the date stated
thereon or on the latest date stated on any counterpart.

PART 17

17.0

EXECUTIVE AND OTHER COMMITTEES

17.1

Appointment of Executive Committee. The directors may by resolution appoint an executive committee to consist of such member or members of their body as they think fit which committee shall have, and may exercise during the intervals between the meetings of the board, all the powers vested in the board except the power to fill vacancies in the board, the power to change the membership of, or fill vacancies in, said committee or any other committee of the board and except such other powers, if any, as may be specified in the resolution. The said committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the board of directors at such times as

GODINHO, SINCLAIR

the board of directors may from time to time require. The board shall have the power at any time to revoke or override the authority given to or acts done by the executive committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such committee and to fill vacancies in it. The executive committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said committee shall constitute a quorum thereof.

17.2

Appointment of Committees. The directors may by resolution appoint one or more committees consisting of such member or members of their body as they think fit and may delegate to any such committee between meetings of the board such powers of the board (except the power to fill vacancies in the board and the power to change the membership of or fill vacancies in any committee of the board and the power to appoint or remove officers appointed by the board) subject to such conditions as may be prescribed in such resolution, and all committees so appointed shall keep regular minutes of their transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the board of directors at such times as the board of directors may from time to time require. The directors shall also have power at any time to revoke or override any authority given to or acts to be done by any such committees except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of a committee and to fill vacancies in it. Committees may make rules for the conduct of their business and may appoint such assistants as they may deem necessary. A majority of the members of a committee shall constitute a quorum thereof.

17.3

Procedure at Meetings. The executive committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote and the motion shall be deemed to have been lost. A resolution approved in writing by all the members of the executive committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date started thereon or on the latest date stated in any counterpart.

PART 18

18.0

OFFICERS

18.1

President and Secretary Required. The directors shall, from time to time, appoint a president and a secretary and such other officers, if any, as the directors shall determine and the directors may, at any time, terminate any such appointment. No officer shall be appointed unless he is qualified in accordance with the provisions of the Company Act.

18.2

Persons Holding More Than One Office and Remuneration. One person may hold more than one of such offices except that the offices of president and secretary must be held by different persons unless the company has only one member. Any person appointed as the chairman of the board or the president shall be a director. The other officers need not be directors. The remuneration of the officers of the company as such and the terms and conditions of their tenure of office or employment shall from time to time be determined by the directors.
Such remuneration may be by way of salary, fees, wages, commission or participation in profits or any other means or all of these modes and an officer may in addition to such remuneration be entitled to receive after he ceases to hold such office or leaves the employment of the company a pension or gratuity. The directors may decide what function and duties each officer shall perform and may entrust to and confer upon him any of the powers exercisable by them upon such terms and conditions and with such restrictions as they think fit and may from time to time

GODINHO, SINCLAIR

revoke, withdraw, alter or vary all or any of such functions, duties and powers. The secretary shall, at a minimum, perform the functions of the secretary specified in the Company Act.

18.3

Disclosure of Conflicting Interest. Every officer of the company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the company shall, in writing, disclose to the president the fact and the nature and extent of the conflict.

PART 19

19.0

INDEMNITY AND PROTECTION OF

DIRECTORS, OFFICERS AND EMPLOYEES

19.1

Indemnification of Directors. Subject to the provisions of the Company Act, the company shall indemnify a director or former director of the company and the company may indemnify a director or former director of a corporation of which the company is or was a shareholder and the heirs and personal representatives of any such person against all liabilities, costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, actually and reasonably incurred by him or them including an amount paid to settle an action or satisfy a judgment in a civil, criminal or administrative action or proceeding to which he is or they are made a party by reason of his being or having been a director of the company or a director of such corporation, including any action brought by the company or any such corporation if he acted honestly and in good faith with a view to the best interests of the company and with respect to any criminal or administrative action or proceeding he had reasonable ground for believing his conduct was lawful. Each director of the company on being elected or appointed shall be deemed to have contracted with the company on the terms of the foregoing indemnity.

19.2

Indemnification of Officers, Employees, Agents. Subject to the provisions of the
Company Act, the company may indemnify any officer, employee or agent of the company or of a corporation of which the company is or was a shareholder (notwithstanding that he is also a director) and his heirs and personal representatives against all liabilities, costs, charges and expenses whatsoever incurred by him or them and resulting from his acting as an officer, employee or agent of the company or such corporation, if he acted honestly and in good faith with a view to the best interests of the company and with respect to any criminal or administrative action or proceeding he had reasonable grounds for believing that his conduct was lawful. In addition, the company shall indemnify the secretary or an assistant secretary of the company and his respective heirs and legal representatives against all liabilities, costs, charges and expenses whatsoever incurred by him or them and arising out of the functions assigned to the secretary by the Company Act or these Articles and each such secretary and assistant secretary shall on being appointed be deemed to have contracted with the company on the terms of the foregoing indemnity.

19.3

Indemnification Not Invalidated by Non-Compliance. The failure of a director or officer of the company to comply with the provisions of the Company Act or of the
Memorandum of these Articles shall not invalidate any indemnity to which he is entitled under this Part.

19.4

Company May Purchase Insurance. The directors may cause the company to purchase and maintain insurance for the benefit of any person who is or was serving as a director, officer, employee or agent of the company or as a director, officer, employee or agent of any corporation of which the company is or was a shareholder and his heirs or personal representatives against any liability incurred by him as such director, officer, employee or agent.

GODINHO, SINCLAIR

PART 20

20.0

SEAL

20.1

Common Seal Optional. The directors may provide a seal for the company and may provide for its use. The directors shall have power to destroy the common seal and may provide a new common seal.

20.2

Official Seal. The directors may provide for use in any other province, state, territory or country an official seal which shall have on its face the name of the province, state, territory or country where it is to be used.

20.3

Affixing of Seal to Documents. The directors shall provide for the safe custody of each of the company's seals, if any, which except as hereinafter provided shall not be affixed to any instrument except by the authority of a resolution of the directors and by such person or persons as may be prescribed in and by that resolution and the person or persons so prescribed shall sign every instrument to which the seal of the company is affixed in his or their presence, provided that a resolution directing the general use of a seal, if any, may at any time be passed by the directors and shall apply to the use of that seal until countermanded by another resolution of the directors but any such resolution directing the general use of the seal shall not be revoked by a later resolution authorizing use of the seal in a different manner on a certain occasion unless such later resolution specifically revokes the resolution directing the general use of the seal. In the absence of any resolution so authorizing the use of any seal, any seal of the company may be affixed to any document that requires the seal of the company in the presence of a majority of the directors.

20.4

Mechanical Reproduction. To enable the seal of the company to be affixed to any bonds, debentures, share certificates or other securities of the company, whether in definitive or interim form, on which facsimiles of any of the signatures of the directors or officers of the company are, in accordance with the Company Act and/or these Articles, printed or otherwise mechanically reproduced there may be delivered to the firm or company employed to engrave, lithograph or print such definitive or interim bond, debentures, share certificates or other securities one or more unmounted dies reproducing the company's seal and the chairman of the board, the president, the managing director or a vice president and the secretary, treasurer, secretary/treasurer, an assistant secretary, an assistant treasurer or an assistant secretary/treasurer may by a document authorize such firm or company to cause the company's seal to be affixed to such definitive or interim bonds, debentures, share certificates or other securities by the use of such dies. Bonds, debentures, share certificates or other securities to which the company's seal has been so affixed shall for all purposes be deemed to be under and to bear the company's seal lawfully affixed thereto.

PART 21

21.0

DIVIDENDS

21.1

Declaration of Dividends. The directors may declare dividends and fix the date of record therefor and the date for payment thereof. No date of record for any dividend shall precede the date of payment thereof by more than the maximum number of days permitted by the
Company Act. No notice need be given of the declaration of any dividend. If no valid date of record is fixed, the date of record shall be deemed to be the same date as the date of payment of the dividend.

21.2

Dividend Bears No Interest. No dividend shall bear interest against the company.

GODINHO, SINCLAIR

21.3

Payment in Specific Assets and Fractional Interests. The directors may direct payment of any dividend wholly or partly by the distribution of specific assets or of paid-up shares or bonds, debentures or other debt obligations of the company or in any one or more of those ways and where any difficulty arises in regard to the distribution the directors may settle the same as they think fit. The directors may fix the value for distribution of specific assets and may vest any of those specific assets in trustees upon such trusts for the persons entitled thereto as the directors think fit. Notwithstanding the foregoing, if any dividend results in any member being entitled to a fraction of a share, bond, debenture or other debt obligation of the company, the directors may pay that member in place of that fraction of a share, bond, debenture or other debt obligation the cash equivalent thereof. The directors may arrange through a fiscal agent or otherwise for the sale, consolidation or other disposition of fractions of shares, bonds, debentures, or other debt obligations of the company on behalf of members entitled thereto.

21.4

Capitalization. Notwithstanding anything contained in these Articles the directors may capitalize any retained earnings or other amounts available for distribution to the members of the company.

21.5

Payment of Dividends. Any dividend payable in cash by the company may be paid by cheque or warrant mailed to the registered address of the member or in the case of joint members to the registered address of the joint member first named on the register of members or to such person or to such address as any member may direct in writing. Every cheque or warrant shall be made payable to the order of the person to whom it is sent and in the case of joint members to those joint members.

PART 22

22.0

DOCUMENTS, RECORDS AND REPORTS

22.1

Documents to be Kept. The company shall keep at its records office or at such other place as the Company Act may permit, the documents, copies, registers, minutes and records at which the company is required by the Company Act to keep at its records office or such other place, as the case may be.

22.2

Accounts to be Kept. The company shall cause to be kept proper books of accounts and accounting records in respect of all financial and other transactions of the company in order properly to record the financial affairs and condition of the company and to comply with the
Company Act,

22.3

Inspection of Accounts. Unless the directors determine otherwise, or unless otherwise determined by an ordinary resolution, no member of the company shall be entitled to inspect the accounting records of the company.

22.4

Financial Statements and Reports. The directors shall from time to time at the expense of the company cause to be prepared and laid before the company in general meeting such financial statements and reports as are required by the Company Act.

22.5

Company to Furnish Financial Statements. Every member shall be entitled to be furnished once free of charge on demand with a copy of the latest annual financial statement of the company and, if so required by the Company Act, a copy of each such annual financial statement and interim financial statement shall be mailed to each member.

GODINHO, SINCLAIR

PART 23

23.0

NOTICES

23.1

Method of Giving Notice. A notice, statement or report may be given or delivered by the company to any member either by delivery to him personally or by sending it by regular prepaid mail or by any method of transmitting legibly recorded written messages to his address as recorded in the register of members (unless at the time of mailing or within 48 hours of mailing there is a strike, interruption or lockout in the postal service, in which case service will be made personally, by any method of transmitting legibly recorded written messages or in such other manner as a court may on application order) and the notice, statement or report if delivered will be deemed to have been given on the day of delivery, or if sent by regular mail, or by any method of transmitting legibly recorded written messages will be deemed to have been given on the second business day following the date of mailing or sending the legibly recorded written message. A certificate signed by the secretary or other officer of the company or of any other corporation acting in that behalf for the company that the letter, envelope or wrapper containing the notice, statement or report was so addressed, prepaid and mailed or that the legibly recorded written message was sent shall be conclusive evidence thereof.

23.2

Notice to Joint Holder. A notice, statement or report may be given or delivered by the company to the joint holders of a share by giving the notice to the joint holder first named in the register of members in respect of the share.

23.3

Notice to Personal Representative. A notice, statement or report may be given or delivered by the company to the persons entitled to a share in consequence of the death, bankruptcy or incapacity of a member by sending it through the mail prepaid addressed to them by name or by the title of representatives of the deceased or incapacitated person or trustee of the bankrupt, or by any like description, at the address (if any) supplied to the company for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in a manner in which the same might have been given if the death, bankruptcy or incapacity had not occurred.

23.4

Persons to Receive Notice. Notice of every general meeting or meeting of members holding a class of shares shall be given in a manner hereinbefore authorized to every member holding at the time of the issue of the notice or the date fixed for determining the members entitled to such notice, whichever is the earlier, shares which confer the right to notice of and to attend and vote at any such meeting. No other person except the Auditor of the company and the directors of the company shall be entitled to receive notices of any such meeting.

PART 24

24.0

PROHIBITIONS

24.1

Number of Members and Public Offerings. If the company is, or becomes, a company which is not a reporting company the number of members for the time being of the company, exclusive of persons who are for the time being in the employment of the company and continue to be members after the termination of such employment, shall not exceed fifty (50)
and no shares, bonds, debentures or debt obligations issued by the company shall be offered for sale to the public nor shall the public be invited to subscribe therefor.

24.2

Transfers Restricted. If the company is, or becomes, a company which is not a reporting company, or a reporting company but does not have any of its securities listed for trading on any stock exchange wheresoever situate, or a reporting company and has not with respect to any of its securities filed a Prospectus with the Executive Director of the British
Columbia Securities Commission or any similar securities regulatory body and obtained a receipt

GODINHO, SINCLAIR

therefor, then no transfer of shares shall be entered in the register of members without the previous consent of the directors expressed by a resolution of the board and the directors shall not be required to give any reason for refusing to consent to such proposed registration provided that the consent of the directors shall not be required in respect of the transfer of any shares pursuant to a shareholders' agreement between all of the members of the company. The secretary of the company shall be entitled to require evidence reasonably satisfactory to him that the terms of such agreement have been complied with.

PART 25

25.0

MECHANICAL REPRODUCTIONS OF SIGNATURES

25.1

Instruments May be Mechanically Signed. The signature of any officer, director, registrar, branch registrar, transfer agent or branch transfer agent of the company, unless otherwise required by the Company Act or by these Articles, may, if authorized by the directors, be printed lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the company or any officer thereof; and any instrument on which the signature of any such person is so reproduced shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold the office that he is stated on such instrument to hold at the date of the delivery or issue of such instrument.

25.2

Definitions of Instruments. The term "instrument" as used in Article 25.1 shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, shares and share warrants of the company, bonds, debentures and other debt obligations of the company, and all paper writings.

NAME, ADDRESS AND OCCUPATION OF SUBSCRIBER

IT

Eugene N. Larabie

332 St. Patrick Avenue

North Vancouver, British Columbia

V7L 4S9

Professional Engineer

DATED the 3rd day of September, 1997.

GODINHO, SINCLAIR